Exhibit 99.2

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PG. 1 DISCLAIMER This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Falcon’s Beyond Global LLC (together with its subsidiaries, “Falcon’s”) and FAST Acquisition Corp . II (“FAST II”) and related transactions (the “Potential Business Combination”) and for no other purpose . By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below . Without the express prior written consent of FAST II and Falcon’s, this Presentation and any information contained within it may not be used for any purpose other than your evaluation of Falcon’s or the Potential Business Combination . This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof . This Presentation and any oral statements made in connection with this Presentation are for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Potential Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 the Securities Act of 1933 , as amended, or an exemption therefrom . This Presentation does not constitute either advice or a recommendation regarding any securities . No representations or warranties, express or implied are given in, or in respect of, this Presentation . Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with FAST II, Falcon’s or their respective representatives as investment, legal or tax advice . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Falcon’s or the Potential Business Combination . Recipients of this Presentation should each make their own evaluation of Falcon’s and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements include, but are not limited to, statements regarding the benefits associated with the amended terms of the Potential Business Combination including but not limited to creation of value for public shareholders, provision of a more favorable dynamic for SPAC shareholders and alignment of interests of management with positive business performance . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Falcon’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Falcon’s . Some important factors that could cause actual results to differ materially from those in any forward - looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions . These forward - looking statements are subject to a number of risks and uncertainties ; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained ; failure to realize the anticipated benefits of the Potential Business Combination ; risks relating to the uncertainty of the projected financial information with respect Falcon’s ; the factors set forth on the slide titled "Summary of Risk Factors" located on page 3 of this Presentation ; and those factors identified herein and discussed in documents of FAST II filed, or to be filed, with the Securities and Exchange Commission (the "SEC") . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither FAST II nor Falcon’s presently know or that FAST II and Falcon’s currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect FAST II’s and Falcon’s expectations, plans or forecasts of future events and views as of the date of this Presentation . FAST II and Falcon’s anticipate that subsequent events and developments will cause FAST II’s and Falcon’s assessments to change . However, while FAST II and Falcon’s may elect to update these forward - looking statements at some point in the future, FAST II and Falcon’s specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing FAST II’s and Falcon’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Trademarks FAST II and Falcon’s own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that FAST II or Falcon’s will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Participants in Solicitation FAST II and Falcon’s and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of FAST II’s shareholders in connection with the Potential Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of FAST II’s directors and officers in FAST II’s filings with the SEC, including FAST II’s registration statement on Form S - 1 , which was originally filed with the SEC on March 11 , 2021 . To the extent that holdings of FAST II’s securities have changed from the amounts reported in FAST II’s registration statement on Form S - 1 , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . A list of the names of the directors, executive officers, other members of management and employees of FAST II and Falcon's, as well as information regarding their interests in the Potential Business Combination, will be included in the proxy statement/prospectus on Form S - 4 to be filed with the SEC for the Potential Business Combination . Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FAST II’s shareholders in connection with the Potential Business Combination will be set forth in the proxy statement/prospectus on Form S - 4 for the Potential Business Combination, which is expected to be filed by FAST II and Falcon's with the SEC . Additional Information and Where to Find It In connection with the proposed transaction, Falcon’s Beyond Global, Inc . (" PubCo ") intends to file with the SEC a registration statement on Form S - 4 (the “Registration Statement”), which will be both the proxy statement to be distributed to holders of shares of FAST II’s common stock in connection with FAST II’s solicitation of proxies for the vote by FAST II’s stockholders with respect to the business combination and other matters as may be described in the definitive proxy statement, as well as a prospectus relating to the offer and sale of securities of PubCo to be issued in the business combination . FAST II’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE MERGER AGREEMENT AND THE BUSINESS COMBINATION . After the Registration Statement is declared effective, the definitive proxy statement will be mailed to FAST II’s stockholders as of the record date to be established for voting on the business combination and other matters as may be described in the Registration Statement . FAST II’s stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Falcon’s Beyond and FAST II, without charge, at the SEC’s website (http : //www . sec . gov) . Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to FAST Acquisition Corp . II, 109 Old Branchville Road, Ridgefield, CT 06877 . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

Amended Terms Offer More Favorable Dynamic for SPAC Shareholders

On January 31, 2023, Falcon's Beyond Global ("FBG") and FAST Acquisition Corp. II agreed to amend the terms of their previously announced merger; FBG management and FAST II sponsor believe that the changes strengthen the alignment of all parties and significantly enhance the attractiveness of the pro forma company as a public entity

	Original Transaction	Updated Transaction	Benefits to SPAC Shareholders
1 Headline Enterprise Value	▪ $1,010M	▪ $620M	✓ Day 1 valuation at a deeper discount to peers' multiples
2 FBG Share Consideration at Close	▪ $887M	▪ $486M	✓ 45% less upfront equity to existing FBG shareholders
3 FBG Earnout	▪ 40M shares tied to substantial stock price appreciation	▪ 40M shares tied to substantial stock price appreciation[1] ▪ 40M shares tied to achieving certain 2023 and 2024 financial targets[1]	✓ Majority of value to existing FBG shareholders achieved through successful performance
4 Sponsor Promote Contingent on Proceeds & Performance[2]	▪ 40% of promote retained regardless of proceeds ▪ 40% retained pro rata to non-redemptions	▪ 23% of promote retained regardless of proceeds ▪ Remaining promote shares retained based on non-redemptions and other capital raised by Sponsor, stock price performance and achievement of 2023 and 2024 financial targets	✓ Promote aligned with company performance and total capital raised

Note: Headline Enterprise Value assumes no public SPAC shareholders redeem and excludes warrants. Headline Enterprise Value and FBG Share Consideration at Close exclude earnout shares.
(1) Up to 2% of FBG earnout shares will be allocated to FAST II sponsor if earned. An additional up to 2% of FBG earnout shares will be allocated to Jefferies if earned.
(2) In both scenarios, 20% of sponsor promote shares are being forfeited to bonus pool allocated pro rata among common shares owned by private placement investors and non-redeeming SPAC shareholders. In the updated transaction, FAST II sponsor has the opportunity to earn those shares back through participation in the FBG earnout, giving FAST II sponsor higher potential upside than in the original transaction.

© 2023 Falcon's Beyond Global, LLC. All Rights Reserved.
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PG . 3 SUMMARY RISK FACTORS All references to the “company,” “we,” “us,” or “our” refer to the business of Falcon’s Beyond Global, LLC prior to the consummation of the proposed business combination and the businesses of the company and the combined company (“ Pubco ”) collectively following the consummation of the proposed business combination, as applicable . References to “FBD” refer to the company’s Falcon’s Beyond Destinations division ; references to “FCG” refer to the company’s Falcon’s Creative Group division ; and references to “FBB” refer to the company’s Falcon’s Beyond Brands division . The risks listed below are certain of the general risks related to the business of the company, FAST Acquisition Corp . II (“FAST II”) and the proposed transactions between the company and FAST II, and this list is not exhaustive . The list below has been prepared solely for the purpose of inclusion in this presentation and not for any other purpose . Risks relating to the business of the company, the proposed business combination and FAST II will be disclosed in future documents filed or furnished by the company, FAST II or Pubco with the United States Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between the company, Pubco and FAST II . The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the company, Pubco and FAST II and the proposed transactions between the company, Pubco and FAST II, and may differ significantly from, and be more extensive than, those presented below . ▪ We may not be able to sustain our growth, manage our anticipated future growth effectively, implement our business strategies or achieve the anticipated results . ▪ A significant portion of our revenue is derived from a relatively limited number of large clients and any loss of, or decrease in services to, these clients could harm our results of operations . ▪ Our FBD resort and theme park development, acquisition, expansion, repositioning and rebranding projects will be subject to timing, budgeting and other risks, which could have a material adverse effect on us . ▪ The ongoing need for capital expenditures at our FBD resorts and theme parks could have a material adverse effect on us, including our financial condition, liquidity and results of operations . ▪ The significance of our operations and partnerships outside of the United States makes us susceptible to the risks of doing business internationally, such as risks related to operating in the Kingdom of Saudi Arabia . ▪ Damage to our reputation or brands may negatively impact the company . ▪ There is a risk of accidents occurring at our FBD resorts and theme parks or competing parks which may reduce attendance and negatively impact our operations . ▪ The COVID - 19 pandemic has caused substantial disruption in the hospitality industry worldwide, which has had and could continue to result in adverse effects on our FBD business division, operations, and ability to raise capital . ▪ Our ability to enter into licensing arrangements and otherwise execute on our strategy and business model is dependent on the quality of our services, and our failure to offer high quality services could have a material adverse effect on our sales and results of operations . ▪ Our joint ventures with Meliá are significant to our business model . We leverage Meliá’s operational expertise, management services, infrastructure, local knowledge and corporate priorities in our current and planned operating markets . As such, any damage to Meliá’s financial condition or change in its corporate priorities could negatively impact us . Our participation in the joint ventures with Meliá also exposes us to liability and reputational harm resulting from improper actions of Meliá . ▪ Increased competitive pressures may reduce our revenues or increase our costs . ▪ Misalignment with public and consumer tastes and preferences for entertainment, travel and consumer products could negatively impact demand for our entertainment offerings and products and adversely affect the profitability of any of our business divisions . ▪ Increased costs of labor and employee health and welfare benefits may impact our results of operations . ▪ We are dependent on the continued contributions of our senior management and other key employees, the loss of any of whom could adversely affect our business, operating results, and financial condition . ▪ Labor disputes may disrupt our operations and adversely affect the profitability of any of our businesses . ▪ The operating season at some of our hotels and theme parks is of limited duration, which can magnify the impact of adverse conditions or events occurring within that operating season . ▪ Risks relating to natural or manmade disasters, contagious diseases, violence, or war may reduce the demand for lodging or entertainment, which could adversely affect our revenues . ▪ Failures in, material damage to, or interruptions in our information technology systems, software or websites and difficulties in updating our systems or software or implementing new systems or software could adversely affect our businesses or operations . ▪ Protection of electronically stored data and other cybersecurity is costly, and if our data or systems are materially compromised in spite of this protection, we may incur additional costs, lost opportunities, damage to our reputation, disruption of services or theft of our assets . ▪ Exchange rate fluctuations could result in significant foreign currency gains and losses and may adversely affect our business and operating results and financial conditions . ▪ Theft of our content, including digital copyright theft and other unauthorized exhibitions of our content, may decrease revenue received from our licensing, franchising or programming and adversely affect our business and profitability . ▪ Third parties may allege that our products or services infringe their patents and other intellectual property rights, which could result in the payment of royalties that negatively affect our profits, subject us to costly and time - consuming litigation, or cause us to lose the ability to provide the related products or services . ▪ Changes in regulations applicable to our businesses may impair the profitability of our businesses, and our failure to comply with applicable laws and regulations may increase our costs, reduce our earnings or limit our growth . ▪ Pubco will be a holding company and its only material asset after completion of the business combination will be its interest in the company, and accordingly it will generally be dependent upon distributions from the company to pay taxes, make payments under the Tax Receivable Agreement and pay dividends . ▪ Under the Tax Receivable Agreement, Pubco will be required to make payments to our unitholders for certain tax benefits to which Pubco may become entitled, and those payments may be substantial . ▪ In certain cases, payments under the Tax Receivable Agreement may be accelerated and/or significantly exceed the actual benefits Pubco realizes in respect of the tax attributes subject to the Tax Receivable Agreement . ▪ United States or foreign environmental laws and regulations may cause us to incur substantial costs or subject us to potential liabilities . ▪ Our insurance may not be adequate to cover the potential losses, liabilities and damages of our FBD business, the cost of insurance may continue to increase materially, including as a result of natural disasters, some of which may be related to climate change, and we may not be able to secure insurance to cover all of our risks, all of which could have a material adverse effect on us . ▪ Adverse litigation judgments or settlements resulting from legal proceedings in which we may be involved in the normal course of our business could adversely affect our financial condition or results of operations . ▪ As a public reporting company, we will be subject to rules and regulations established from time to time by the SEC and PCAOB regarding our internal control over financial reporting . If we fail to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, we may not be able to accurately report our financial results or report them in a timely manner . ▪ We have identified material weaknesses in our internal controls over financial reporting . If we are unable to remediate these material weaknesses, if management identifies additional material weaknesses in the future or if we otherwise fail to maintain effective internal controls over financial reporting, we may not be able to accurately or timely report our financial position or results of operations, which may adversely affect our business and stock price or cause our access to the capital markets to be impaired . ▪ The future sales of shares by existing stockholders and future exercise of registration rights may adversely affect the market price of Pubco's capital stock . ▪ Stockholders will experience dilution as a consequence of the business combination . ▪ Anti - takeover provisions in Pubco's governing documents following the business combination and under Delaware law could impair a takeover attempt, limit attempts by its stockholders to replace or remove its management and limit the market price of its common stock . ▪ We do not anticipate that Pubco will pay any cash dividends in the foreseeable future . ▪ Future sales of shares of Pubco's capital stock may depress its stock price . ▪ FAST II’s directors and officers may have interests in the business combination different from the interests of FAST II’s stockholders, which may include direct or indirect ownership of one or more series of FAST II common stock and/or private placement warrants, each of which will lose their entire value if a business consummation is not consummated . ▪ Pubco's proposed amended and restated certificate of incorporation will provide that the Court of Chancery of the State of Delaware and the federal district courts of the United States of America will be the exclusive forums for substantially all disputes . ▪ If securities or industry analysts do not publish or cease publishing research or reports about Pubco , its business, or its market, or if they change their recommendations regarding Pubco's capital stock adversely, then the price and trading volume of Pubco's capital stock could decline . ▪ FAST II has incurred and will continue to incur significant expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations . ▪ FAST II is an "emerging growth company" and a "smaller reporting company" within the meaning of the Securities Act, and it intends to take advantage of certain exemptions from disclosure requirements available to emerging growth companies and/or smaller reporting companies, which could make its common stock less attractive to investors and may make it more difficult to compare performance with other public companies . ▪ If FAST II is deemed to be an investment company for purposes of the Investment Company Act of 1940 , FAST II may be forced to abandon its efforts to complete a business combination and instead be required to liquidate . In addition to this summary discussion, you should carefully consider the risks and uncertainties described in FAST II’s filings with the SEC, including in the “Risk Factors” section of FAST II”s final prospectus, dated March 15 , 2021 , included in the registration statement on Form S - 1 (registration No . 333 - 253661 ) .

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